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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                             ----------------------

                                    FORM 8-K

                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  MAY 23, 1996


                        COMMISSION FILE NUMBER:  0-27124

                               NHS FINANCIAL, INC.
             (Exact name of registrant as specified in its charter)

               California                             68-0359326
               ----------                             ----------
        (State of incorporation)        (I.R.S Employer Identification Number)

           1050 Fourth Street
         San Rafael, California                          94901
         ----------------------                          -----
 (Address of principal executive office)              (Zip Code)


                 Registrant's telephone number:  (415) 257-3761
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Item 5.   Other Events

The Company issued a news release on May 23, 1996, which reads in part as follows: "San Rafael, CA - May 23, 1996 - NHS Financial, Inc., the parent of New Horizons Savings and Loan Association has agreed to be acquired by Luther Burbank Savings. Luther Burbank, which is headquartered in Santa Rosa, is a privately held institution. Both corporations have signed a definitive agreement to merge, through which the acquisition will be completed." The full text of the news release is attached as Exhibit 20.1.

Item 7.   Financial Statements and Exhibits

EXHIBIT NUMBER
- --------------

20.1      NHS Financial, Inc. - News Release dated May 23, 1996


SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              NHS FINANCIAL, INC.
                              (Registrant)

Date:  June 10, 1996          /s/ JAMES W. BARNETT
                              -------------------------------------------------
                              JAMES W. BARNETT
                              President and Chief Executive Officer

Dated:  June 10, 1996         /s/ ALBERT J. THOMSON
                              -------------------------------------------------
                              ALBERT J. THOMSON
                              Senior Vice President and Chief Financial Officer

Dated:  June 10, 1996         /s/ JARED L. BOOK
                              -------------------------------------------------
                              JARED L. BOOK
                              Vice President and Chief Accounting Officer


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